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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 2-84173) of North County Bancorp of our report dated March 4, 1996 appearing on page 58 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-KSB.








PRICE WATERHOUSE LLP


San Diego, California
March 25, 1996


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